BUSBOYS AND POETS

EXHIBIT 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

PERIOD ENDED MARCH 31, 2022

GIANT

ALDI

DOLLAR TREE

Stop&Shop

Key Food

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2022

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the proposed Transactions (as described herein) may not be completed in a timely manner or at all, including the risk that any required approvals, including the approval of the Company’s stockholders, are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Transactions; (ii) the possibility that any or all of the various conditions to the consummation of the Transactions may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the definitive Transaction agreements, including in circumstances which would require the Company to pay a termination fee or other expenses; (iv) the risk that the pending shareholder litigation in connection with the Transactions, or additional lawsuits that may be filed in the future in connection with the Transactions, may result in significant costs of defense, indemnification and liability; (v) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (vi) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (vii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (viii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (ix) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (x) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (xi) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (xii) the impact of the Company’s leverage on operating performance; (xiii) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (xiv) risks endemic to real estate and the real estate industry generally; (xv) competitive risks; (xvi) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xvii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xviii) the inability of the Company to realize anticipated returns from its redevelopment activities; (xix) uninsured losses; (xx) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xxi) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and

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it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

4

CEDAR REALTY TRUST REPORTS

FIRST QUARTER 2022 RESULTS

Massapequa, New York – May 5, 2022 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the first quarter 2022. Net loss attributable to common shareholders was $0.28 per diluted share.  Other highlights include:

Operating Highlights

•	NAREIT-defined Funds From Operations (FFO) of $0.38 per diluted share for the quarter
•	Operating FFO of $0.65 per diluted share for the quarter
•	Collected 97.0% of base rents and monthly charges for the quarter
•	Same-property net operating income (NOI) increased 1.7% for the quarter
•	Signed 36 new and renewal leases for 221,200 square feet in the quarter
•	Comparable cash-basis lease spreads of 23.1% for the quarter

Balance Sheet Highlights

•	On February 8, 2022, the Company signed a contract to sell Riverview Plaza for $34 million
•	On March 2, 2022, the Company signed a contract to sell its 33-property grocery-anchored portfolio for $840 million
•	On March 2, 2022, the Company signed a contract to sell the Company and its remaining assets for $291.3 million

Transaction Agreements

On March 2, 2022, the Company announced that following its previously announced review of strategic alternatives, it had entered into definitive agreements for the sale of the Company and its assets in a series of related all-cash transactions.  Specifically, on March 2, 2022, the Company and certain of its subsidiaries, DRA Fund X-B LLC and KPR Centers LLC entered into an asset purchase and sale agreement to purchase a portfolio of 33 grocery-anchored shopping centers from the Company for a cash purchase price of $840.0 million. This agreement provides that to the extent specified redevelopment assets of the Company are not sold by the Company to third parties prior to the closing, these assets will be acquired for an additional cash purchase price of up to $80.5 million. In addition, on March 2, 2022, the Company entered into an agreement and plan of merger with Wheeler Real Estate Investment Trust, Inc. (“Wheeler”) and certain of its affiliates pursuant to which Wheeler will acquire the balance of the Company’s shopping center assets by way of an all-cash merger transaction that values the remaining portfolio at $291.3 million.  Following completion of the transactions contemplated by the merger agreement, the Company will survive as a wholly-owned subsidiary of Wheeler. The Company’s currently outstanding 7.25% Series B Preferred Stock and 6.50% Series C Preferred Stock will remain outstanding as shares of preferred stock in the surviving company following the transactions and are expected to remain listed on the New York Stock Exchange.

The two transactions discussed above were unanimously approved by the Company’s Board of Directors and are estimated to generate total net proceeds, after all transaction expenses, of more than $29.00 per share in cash, which will be distributed to shareholders upon completion. The Transactions are expected to close by the end of the second quarter of 2022, subject to satisfaction of customary closing conditions, including approval by the Company’s common stockholders at a special meeting of stockholders to be held on May 27, 2022.

Common Stock Dividends

In connection with the two transactions discussed above, the Company and its Board announced a suspension of its previously announced 2022 common stock dividend policy and that the Company will not pay a dividend on the common stock for the second quarter ending June 30, 2022. The Board will assess future quarterly common dividend declarations going forward.

Financial Results

Net loss attributable to common shareholders for the first quarter of 2022 was $3.7 million or $0.28 per diluted share, compared to net loss of $1.6 million or $0.12 per diluted share for the same period in 2021. The principal differences in the comparative three-month results were gain on sales of properties in 2021, impairment charges on properties held for sale in 2022, transaction costs in 2022, and the acceleration of depreciation relating to the demolition of certain existing buildings at redevelopment properties in 2021.

NAREIT-defined FFO for the first quarter of 2022 was $5.2 million or $0.38 per diluted share, compared to $8.6 million or $0.62 per diluted share for the same period in 2021. Operating FFO for the first quarter of 2022 was $8.9 million or $0.65 per diluted share, compared to $8.6 million or $0.62 per diluted share for the same period in 2021.

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Portfolio Update

During the first quarter of 2022, the Company signed 36 leases, for 221,200 square feet. On a comparable space basis, the Company signed 34 leases for 217,800 square feet at a positive lease spread of 23.1% on a cash basis (new leases increased 55.3% and renewals increased 5.9%).

Same-property NOI increased 1.7% for the first quarter of 2022, excluding redevelopments, as compared to the same period in 2021.

The Company’s total portfolio, excluding properties held for sale, was 91.6% leased at March 31, 2022, compared to 91.0% at December 31, 2021 and 87.8% at March 31, 2021. The Company’s same-property portfolio was 92.7% leased at March 31, 2022, compared to 91.8% at December 31, 2021 and 90.1% at March 31, 2021.

As of March 31, 2022, Carll’s Corner, located in Bridgeton, New Jersey, Riverview Plaza, located in Philadelphia, Pennsylvania, and East River Park and Senator Square, both located in Washington, D.C., have been classified as “real estate held for sale” on the accompanying consolidated balance sheet.

Balance Sheet

On August 30, 2021, the Company amended its existing $300 million unsecured credit facility and $50 million term loan. After the amendment, the new unsecured revolving credit facility is $185 million with an expiration in August 2024. The new unsecured revolving credit facility may be extended, at the Company’s option for two additional one-year periods, subject to customary conditions. Interest on the borrowings under the new unsecured revolving credit facility component can range from LIBOR plus 135 bps to 195 bps (150 bps at March 31, 2022), based on the Company’s leverage ratio. Interest on borrowings under the unsecured credit facility is based on the Company’s leverage ratio. The Company extended its $50 million term note four years with an expiration in August 2026. As of March 31, 2022, the Company had $70.0 million outstanding and $110.1 million available for additional borrowings under its revolving credit facility and was in compliance with all financial covenants.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three months ended March 31, 2021 and 2020 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as management transition, acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

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Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended March 31, 2022. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 50 properties, with approximately 7.4 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Certain statements made in this press release that are not strictly historical are  “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cedar Realty Trust, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: (i) the proposed Transactions (as described herein) may not be completed in a timely manner or at all, including the risk that any required approvals, including the approval of the Company’s stockholders, are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Transactions; (ii) the possibility that any or all of the various conditions to the consummation of the Transactions may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of one or more of the definitive Transaction agreements, including in circumstances which would require the Company to pay a termination fee or other expenses; (iv) the risk that the pending shareholder litigation in connection with the Transactions, or additional lawsuits that may be filed in the future in connection with the Transactions, may result in significant costs of defense, indemnification and liability; (v) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including: (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, particularly including our retail tenants and other retailers, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of our retail tenants recover following the lifting of any such orders or recommendations, (c) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (d) the potential adverse impact on returns from redevelopment projects, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, and (f) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (vi) the ability and willingness of the Company’s tenants and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (vii) the loss or bankruptcy of the Company’s tenants, particularly in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic; (viii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant, particularly, in light of the adverse impact to the financial health of many retailers that has occurred and continues to occur as a result of the COVID-19 pandemic, and the significant uncertainty as to when and the conditions under which potential tenants will be able to operate physical retail locations in future; (ix) macroeconomic conditions, such as a disruption of or lack of access to capital markets and the adverse impact of the recent significant decline in the Company’s share price from prices prior to the spread of the COVID-19 pandemic; (x) financing risks, such as the Company’s inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; (xi) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (xii) the impact of the Company’s leverage on operating performance; (xiii) risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, adverse impact of e-commerce, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; (xiv) risks endemic to real estate and the real estate industry generally; (xv) competitive risks; (xvi) risks related to the geographic concentration of the Company’s properties in the Washington, D.C. to Boston corridor; (xvii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xviii) the inability of the Company to realize anticipated returns from its redevelopment activities; (xix) uninsured losses; (xx) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; and (xxi) information technology security breaches. For further discussion of factors that could materially affect the outcome of forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the years

7

ended December 31, 2021 and December 31, 2020, when available, and other documents that the Company files with the Securities and Exchange Commission from time to time.

Except for ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All of the above factors are difficult to predict, contain uncertainties that may materially affect the Company’s actual results and may be beyond the Company’s control.  New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effects of each factor on the Company’s business. Accordingly, there can be no assurance that the Company’s current expectations will be realized.

Contact Information:

Cedar Realty Trust, Inc.

Jennifer Bitterman

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4561

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2022	2021
ASSETS
Real estate, at cost	$1,298,676,000	$1,288,524,000
Less accumulated depreciation	(417,298,000)	(409,742,000)
Real estate, net	881,378,000	878,782,000
Real estate held for sale	73,702,000	73,251,000
Investment in unconsolidated joint venture	4,809,000	4,654,000
Cash and cash equivalents	2,093,000	3,039,000
Restricted cash	230,000	230,000
Receivables	22,467,000	21,868,000
Other assets and deferred charges, net	37,412,000	35,070,000
TOTAL ASSETS	$1,022,091,000	$1,016,894,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable, net	$156,599,000	$156,821,000
Finance lease obligation	5,307,000	5,314,000
Unsecured revolving credit facility	70,000,000	66,000,000
Unsecured term loans, net	298,998,000	298,903,000
Accounts payable and accrued liabilities	40,072,000	42,099,000
Unamortized intangible lease liabilities	7,518,000	7,789,000
Total liabilities	578,494,000	576,926,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	281,442,000	277,841,000
Noncontrolling interests	2,614,000	2,586,000
Total equity	443,597,000	439,968,000

TOTAL LIABILITIES AND EQUITY	$1,022,091,000	$1,016,894,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
	2022	2021
PROPERTY REVENUES
Rental revenues	$30,207,000	$33,336,000
Other	257,000	215,000
Total property revenues	30,464,000	33,551,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	7,129,000	7,780,000
Real estate and other property-related taxes	4,498,000	5,120,000
Total property operating expenses	11,627,000	12,900,000

PROPERTY OPERATING INCOME	18,837,000	20,651,000

OTHER EXPENSES AND INCOME
General and administrative	2,972,000	4,528,000
Depreciation and amortization	8,263,000	11,211,000
Gain on sales	-	(1,047,000)
Transaction costs	3,735,000	-
Impairment charges	707,000	-
Total other expenses and income	15,677,000	14,692,000

OPERATING INCOME	3,160,000	5,959,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(4,237,000)	(4,706,000)
Total non-operating income and expense	(4,237,000)	(4,706,000)

NET (LOSS) INCOME	(1,077,000)	1,253,000

Attributable to noncontrolling interests	20,000	(141,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(1,057,000)	1,112,000

Preferred stock dividends	(2,688,000)	(2,688,000)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,745,000)	$(1,576,000)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(0.28)	$(0.12)

Weighted average number of common shares - basic and diluted	13,285,000	13,144,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	March 31,	December 31,
	2022	2021

Construction in process (included in real estate, at cost)	$23,973,000	$20,293,000

Receivables
Rents and other tenant receivables, net (a)	$7,743,000	$7,242,000
Mortgage note and other receivable	3,500,000	3,500,000
Straight-line rents	11,224,000	11,126,000
	$22,467,000	$21,868,000

Other assets and deferred charges, net
Lease origination costs	$14,874,000	$15,233,000
Right-of-use assets	9,762,000	9,861,000
Prepaid expenses	8,115,000	7,255,000
Revolving credit facility issuance costs	1,034,000	1,134,000
Interest rate swap assets	1,161,000	-
Other	2,466,000	1,587,000
	$37,412,000	$35,070,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$28,797,000	$23,648,000
Right-of-use liabilities	10,147,000	10,219,000
Interest rate swap liabilities	1,128,000	8,232,000
	$40,072,000	$42,099,000

Statements of Operations	Three months ended March 31,
	2022	2021
Rental revenues
Base rents	$22,116,000	$24,015,000
Expense recoveries	7,546,000	8,348,000
Percentage rent	175,000	565,000
Straight-line rents	101,000	131,000
Amortization of intangible lease liabilities, net	269,000	277,000
	$30,207,000	$33,336,000

(a)	Includes $0.1 million of net receivables related to deferred rent as a result of COVID-19 as of March 31, 2022.
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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2022	2021
Net loss attributable to common shareholders	$(3,745,000)	$(1,576,000)
Real estate depreciation and amortization	8,257,000	11,193,000
Limited partners' interest	(20,000)	(9,000)
Gain on sales	-	(1,047,000)
Impairment charges	707,000	-
Consolidated minority interests:
Share of income	-	150,000
Share of FFO	-	(113,000)
Funds From Operations ("FFO") applicable to diluted common shares	5,199,000	8,598,000
Adjustments for items affecting comparability:
Transaction costs (a)	3,735,000	-
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$8,934,000	$8,598,000

FFO per diluted common share:	$0.38	$0.62

Operating FFO per diluted common share:	$0.65	$0.62

Weighted average number of diluted common shares:
Common shares and equivalents	13,752,000	13,834,000
OP Units	81,000	81,000
	13,833,000	13,915,000

Additional Disclosures (b):
Straight-line rents	$101,000	$131,000
Amortization of intangible lease liabilities	269,000	277,000
Non-real estate amortization	225,000	359,000
Share-based compensation, net	542,000	880,000
Maintenance capital expenditures (c)	380,000	857,000
Lease related expenditures (d)	2,733,000	2,303,000
Development and redevelopment capital expenditures	8,439,000	3,836,000
Capitalized interest and financing costs	715,000	799,000

(a)	Includes costs in connection with the previously announced dual-track strategic alternatives process.
(b)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(c)	Consists of payments for building and site improvements.
(d)	Consists of payments for tenant improvements and leasing commissions.

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CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended March 31,
	2022		2021
Net (loss) income	$(1,077,000)		$1,253,000
Interest expense	4,237,000		4,706,000
Depreciation and amortization	8,263,000		11,211,000
Gain on sales	-		(1,047,000)
Impairment charges	707,000		-
EBITDAre	12,130,000		16,123,000
Adjustments for items affecting comparability:
Transaction costs (a)	3,735,000		-
Adjusted EBITDAre	$15,865,000		$16,123,000

Net debt
Debt, excluding issuance costs	$528,296,000		$624,381,000
Finance lease obligation	5,587,000		5,622,000
Unrestricted cash and cash equivalents	(2,093,000)		(3,138,000)
	$531,790,000		$626,865,000

Fixed charges (b)
Interest expense	$4,696,000		$5,107,000
Preferred stock dividends	2,688,000		2,688,000
Scheduled mortgage repayments	285,000		269,000
	$7,669,000		$8,064,000

Debt and Coverage Ratios (c)
Net debt to Adjusted EBITDAre	8.4	x	9.7	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.4	x	3.2	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.1	x	2.0	x

(a)	Includes costs in connection with the previously announced dual-track strategic alternatives process.
(b)	Includes properties "held for sale".
(c)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold and (ii) lease termination income.

13

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of March 31, 2022

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza	Jun 2026	3.9%	$44,296,000
Shops at Suffolk Downs (a)	Jun 2031	3.5%	15,600,000
Trexlertown Plaza (a)	Jun 2031	3.5%	36,100,000
The Point (a)	Jun 2031	3.5%	29,700,000
Christina Crossing (a)	Jun 2031	3.5%	17,000,000
Lawndale Plaza (a)	Jun 2031	3.5%	15,600,000
Senator Square finance lease obligation (b)	Sep 2050	5.3%	5,587,000
Total fixed rate debt	weighted average	3.6%	163,883,000

Unsecured debt:
Variable-rate:
Revolving credit facility (c)	Aug 2024	2.0%	70,000,000
Fixed-rate (d):
Term loan	Apr 2023	3.3%	100,000,000
Term loan	Sep 2024	3.8%	75,000,000
Term loan	Jul 2025	4.7%	75,000,000
Term loan	Aug 2026	3.3%	50,000,000
Total unsecured debt	weighted average	3.4%	370,000,000

Total debt	weighted average	3.5%	533,883,000

Unamortized mortgage, finance lease and term loan issuance costs			(2,979,000)

Total debt			$530,904,000

Fixed to variable rate debt ratio:
Fixed-rate debt		86.9%	$463,883,000
Variable-rate debt		13.1%	70,000,000
		100.0%	$533,883,000

	Mortgage Loan	Finance Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2022	$841,000	$28,000	$-		$-	$869,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	70,000,000	(c)	75,000,000	146,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	40,922,000	48,000	-		50,000,000	90,970,000
Thereafter	112,914,000	5,387,000	-		-	118,301,000
	$158,296,000	$5,587,000	$70,000,000		$300,000,000	$533,883,000

(a)	The mortgages for these properties are cross-collateralized.
(b)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the finance lease obligation.
(c)	The revolving credit facility is subject to two one-year extensions at the Company's option.
(d)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swap agreements which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

14

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2022

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Connecticut
Bethel Shopping Center	2013	101,105	89.1%	$24.49	Big Y	Dollar Tree
Brickyard Plaza	2004	227,598	99.2%	8.94		Home Depot
						Kohl's
						Michaels
						PetSmart
Groton Shopping Center	2007	130,264	100.0%	12.44	Aldi	TJ Maxx
						Goodwill
						Planet Fitness
						Dollar Tree
						Pet Supplies Plus
Jordan Lane	2005	174,679	92.8%	11.35	Stop & Shop	Crunch Fitness
						Dollar Tree
						Shopper's World
New London Mall	2009	259,566	96.4%	13.55	Shop Rite	Marshalls
						Home Goods
						PetSmart
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	Bristol Ten Pin
Southington Center	2003	155,842	98.5%	7.56	Walmart	NAMCO
						Southington Wine & Spirit
Total Connecticut		1,139,154	96.8%	11.63

Delaware
Christina Crossing	2017	119,446	93.8%	18.65	Shop Rite

Maryland / Washington, D.C.
Oakland Mills	2005	57,008	92.6%	11.60	LA Mart
Patuxent Crossing (f/k/a San Souci Plaza) (a)	2009	264,134	82.7%	11.41	McKay's Market and Café	Marshalls
						Home Goods
						World Gym
						JoAnn Fabrics
						Dollar Tree
Shoppes at Arts District	2016	35,676	100.0%	36.06	Yes! Organic Market	Busboys and Poets
Valley Plaza	2003	190,939	38.0%	10.95		Tractor Supply

Yorktowne Plaza	2007	136,228	66.9%	13.91	Food Lion	Dollar Tree
Total Maryland / Washington, D.C.		683,985	68.8%	13.72

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	83.2%	12.08	Shaw's	Work Out World
						Dollar Tree
						Family Dollar
Franklin Village Plaza	2004/2012	305,937	89.5%	19.62	Stop & Shop	Marshalls
						NRG Labs
Kings Plaza	2007	168,243	82.2%	8.69		Fun Z Trampoline Park
						Ocean State Job Lot
						Savers
						Dollar General
Norwood Shopping Center	2006	100,242	94.0%	15.10	Big Y	Planet Fitness
						Dollar Tree
The Shops at Suffolk Downs	2005	121,187	98.8%	14.63	Stop & Shop	Dollar Tree
					Target (c)
15

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2022

				Average
	Year		Percent	base rent per		Selected
Property Description	acquired	GLA	occupied	leased sq. ft.	Grocer Anchor	Other Anchors
Massachusetts (continued)
Timpany Plaza	2007	182,799	66.1%	9.98		Big Lots
						Gardner Theater
						Tractor Supply
						Dollar Tree
Webster Commons	2007	98,984	96.7%	12.19		Big Lots
						Planet Fitness
						CVS
						Aubuchon Hardware
Total Massachusetts		1,127,515	85.8%	14.09

New Jersey
Pine Grove Plaza	2003	79,306	51.6%	14.39	Acme Markets (c)	Dollar Tree
The Shops at Bloomfield Station	2016	63,844	86.0%	17.95	Super Foodtown
Washington Center Shoppes	2001	157,300	92.0%	11.71	Acme Markets	Planet Fitness
Total New Jersey		300,450	80.0%	13.59

New York
Carmans Plaza	2007	182,081	76.8%	21.92	Key Food	Department of Motor Vehicles
						Planet Fitness
						Popcorn Beauty
						Dollar Tree
Pennsylvania
Academy Plaza	2001	136,685	89.5%	15.39	Acme Markets	Rite Aid
Colonial Commons	2011	410,432	92.0%	13.54	Giant Foods (d)	Dick's Sporting Goods
						Home Goods
						Ross Dress For Less
						Marshalls
						JoAnn Fabrics
						David's Furniture
						Old Navy
						Dollar Tree
Crossroads II (b)	2008	133,717	97.8%	20.07	Giant Foods	Dollar Tree
Fairview Commons	2007	52,964	75.3%	10.79	Grocery Outlet	Dollar Tree
Fishtown Crossing	2001	133,443	88.6%	19.55	IGA Supermarket	Pep Boys
						Dollar Tree
						Dollar General
Girard Plaza	2019	35,688	100.0%	16.29	Save A Lot	Dollar General
Gold Star Plaza	2006	71,720	100.0%	9.09	Redner's	Dollar Tree
Golden Triangle	2003	202,790	98.4%	12.80		LA Fitness
						Marshalls
						Staples
						Immunotek
						American Freight
						Walgreens
						Dollar Tree
Halifax Plaza	2003	51,510	96.0%	13.46	Giant Foods	Rite Aid
Hamburg Square	2004	102,058	100.0%	6.80	Redner's	Chesaco RV
Lawndale Plaza	2015	92,773	100.0%	18.74	Shop Rite
Meadows Marketplace	2004/2012	91,518	89.8%	15.93	Giant Foods
Newport Plaza	2003	64,489	97.0%	13.17	Giant Foods	Rite Aid
Northside Commons	2008	69,136	100.0%	10.48	Redner's	Dollar Tree
Palmyra Shopping Center	2005	111,051	95.5%	7.95	Weis Markets	Goodwill
16

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2022

				Average
	Year		Percent	base rent per			Selected
Property Description	acquired	GLA	occupied	leased sq. ft.		Grocer Anchor	Other Anchors
Pennsylvania (continued)
Quartermaster Plaza	2014	456,154	92.8%	15.14		BJ's Wholesale Club	Home Depot
							Planet Fitness
							Staples
							PetSmart
							Walgreens
South Philadelphia	2003	202,083	77.3%	11.69		Shop Rite	Ross Dress for Less
							LA Fitness
							Kid City
Swede Square	2003	100,809	92.6%	15.87		Grocery Outlet	LA Fitness
The Point	2000	260,625	97.3%	14.28		Giant Foods	Burlington
							Barton's Home Outlet
							Staples
							Dollar Tree
Trexler Mall	2005	336,687	98.2%	11.09			Kohl's
							Urban Air
							Lehigh Wellness Partners
							Maxx Fitness
							Marshalls
							Home Goods
							Dollar Tree
Trexlertown Plaza	2006	325,171	98.7%	14.34		Giant Foods	Hobby Lobby
							Burlington
							Big Lots
							Tractor Supply
Total Pennsylvania		3,441,503	94.1%	13.76

Virginia
Coliseum Marketplace	2005	106,648	45.9%	14.27			Michaels
Elmhurst Square	2006	66,254	91.1%	10.26		Food Lion
General Booth Plaza	2005	71,639	100.0%	15.38		Food Lion
Kempsville Crossing	2005	82,214	96.7%	11.19		Walmart	The Iron Asylum
Oak Ridge Shopping Center	2006	38,700	100.0%	11.10		Food Lion
Total Virginia		365,455	81.9%	12.50

Total (91.6% leased at March 31, 2022)		7,359,589	89.3%	$13.64	(e)

(a)	On October 14, 2021, the Company acquired the 60% minority ownership percentage in the San Souci Plaza joint venture.
(b)

The Company has a 60% ownership interest in the Crossroads II joint venture. Based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements, the Company currently recognizes the results of operations of these joint ventures in excess of its stated percentage ownership.

(c)	Tenant is a shadow anchor and is not included in GLA, percent occupied, and average base rent per leased sq.ft.
(d)	Giant Foods retains the leasehold obligation as Hobby Lobby is a subtenant and currently occupying the space.
(e)

Average base rent is calculated as the aggregate, annualized contractual minimum rent for all occupied spaces divided by the aggregate GLA of all occupied spaces as of March 31, 2022. Tenant concessions are reflected in this measure except for a limited number of short-term (generally one to three months) free rent concessions provided to new tenants that took occupancy prior to the end of the reporting period but within the concession period. Average base rent would have been $13.09 per square foot if all such free rent concessions were reflected.

17

CEDAR REALTY TRUST, INC.

Tenant Categories (Based on Annualized Base Rent)

As of March 31, 2022

			Percentage		Percentage	Q1 2022
			of occupied	Annualized	of annualized	percent
Tenant Categories	Examples/Description	GLA	GLA	base rent	base rents	collected
Grocer Anchor	Giant Foods, Shop Rite, Stop & Shop, Big Y, BJ's Wholesale Club, Food Lion, Walmart Neighborhood Market	2,178,000	33.2%	$27,444,000	30.6%	100%
Limited/Fast Service Restaurants	Panera Bread, Subway, Dunkin, McDonalds, Chipotle	271,000	4.1%	7,212,000	8.0%	93%
Fitness	LA Fitness, Planet Fitness	422,000	6.4%	5,040,000	5.6%	87%
Full Service Restaurants	Chili's, Red Lobster, Busboys and Poets	224,000	3.4%	4,956,000	5.5%	92%
Discount Department Stores	Marshalls, Kohl's, Burlington, Ross Dress For Less, TJ Maxx	493,000	7.5%	3,996,000	4.5%	100%
Dollar/Variety	Dollar Tree, Big Lots, Five Below	468,000	7.1%	4,200,000	4.7%	95%
Medical, Dental and Optical	Medical Centers, Urgent Care, Physical Therapy, Dentists, Optical	158,000	2.4%	3,180,000	3.5%	98%
Personal Care	Nail Salons, Hair Salons, Spas	151,000	2.3%	3,276,000	3.7%	95%
Home Improvement/Hardware	Home Depot, Tractor Supply	366,000	5.6%	2,928,000	3.3%	100%
Banking	Santander Bank, Wells Fargo, Bank of America, Middlesex Savings Bank	52,000	0.8%	1,584,000	1.8%	100%
Wireless and Gaming	AT&T Mobility, T-Mobile, Verizon Wireless, GameStop	82,000	1.2%	2,064,000	2.3%	92%
Pharmacy/Drug Store	Rite Aid, Walgreens, CVS	71,000	1.1%	1,728,000	1.9%	98%
Office Supply	Staples, The UPS Store	81,000	1.2%	1,104,000	1.2%	100%
Beer, Wine and Liquor	Beer, Wine and Liquor Stores	113,000	1.7%	2,028,000	2.3%	95%
Governmental Office	District of Columbia, Department of Motor Vehicle, USPS	37,000	0.6%	936,000	1.0%	98%
Clothing	Old Navy, Carter's, Madrag	91,000	1.4%	1,200,000	1.3%	95%
Home Furnishing	Home Goods, Mattress Firm	195,000	3.0%	2,052,000	2.3%	96%
Automotive Parts and Service	Pep Boys, Advance Auto Parts, AutoZone, Mavis	122,000	1.9%	1,404,000	1.6%	100%
Shoes	Famous Footwear, Shoe City	70,000	1.1%	1,476,000	1.6%	96%
Non-Retail	Various office tenants	64,000	1.0%	1,080,000	1.2%	94%
Sporting and Outdoor Stores	Dicks, NAMCO Pools	95,000	1.4%	1,308,000	1.5%	99%
Hobby Stores	Michaels, Hobby Lobby, JoAnn Fabrics	146,000	2.2%	1,236,000	1.4%	95%
Beauty Supplies	Sally Beauty, Popcorn Beauty, Ulta	53,000	0.8%	1,140,000	1.3%	100%
Pet	PetSmart, Pet Supplies Plus	86,000	1.3%	1,416,000	1.6%	98%
Other	Professional Services, Thrift Stores, Movie Theatre, Cleaners, Education, Books and Other	481,000	7.3%	5,623,000	6.3%	93%
		6,570,000	100.0%	$89,611,000	100.0%	97%
18

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of March 31, 2022

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty-five tenants (a):
Giant Foods	7	445,000	6.0%	$7,477,000	$16.80	8.3%
Shop Rite	4	250,000	3.4%	4,092,000	16.37	4.6%
Stop & Shop	3	211,000	2.9%	2,938,000	13.92	3.3%
Big Y Foods	2	119,000	1.6%	2,532,000	21.28	2.8%
Dollar Tree	21	222,000	3.0%	2,345,000	10.56	2.6%
Home Depot	2	253,000	3.4%	1,977,000	7.81	2.2%
BJ's Wholesale Club	1	118,000	1.6%	1,760,000	14.92	2.0%
Planet Fitness	6	119,000	1.6%	1,681,000	14.13	1.9%
Marshalls	6	170,000	2.3%	1,590,000	9.35	1.8%
Food Lion	4	163,000	2.2%	1,563,000	9.59	1.7%
LA Fitness	3	113,000	1.5%	1,361,000	12.04	1.5%
Walmart	3	192,000	2.6%	1,193,000	6.21	1.3%
Redner's	3	159,000	2.2%	1,165,000	7.33	1.3%
Kohl's	2	147,000	2.0%	1,031,000	7.01	1.2%
Petsnart	3	63,000	0.9%	1,008,000	16.00	1.1%
Home Goods	4	105,000	1.4%	966,000	9.20	1.1%
Shaw's	1	68,000	0.9%	925,000	13.60	1.0%
Staples	3	68,000	0.9%	879,000	12.93	1.0%
Walgreens	2	29,000	0.4%	875,000	30.17	1.0%
Dick's Sporting Goods	1	56,000	0.8%	784,000	14.00	0.9%
Burlington Coat Factory	2	84,000	1.1%	760,000	9.05	0.8%
Lehigh Valley Health	1	33,000	0.4%	673,000	20.39	0.8%
Department of Motor Vehicles	1	19,000	0.3%	669,000	35.21	0.7%
Grocery Outlet	3	58,000	0.8%	659,000	11.36	0.7%
Urban Air	1	61,000	0.8%	570,000	9.34	0.6%
Sub-total top twenty-five tenants	89	3,325,000	45.2%	41,473,000	12.47	46.3%
Remaining tenants	636	3,245,000	44.1%	48,138,000	14.83	53.7%
Sub-total all tenants (b)	725	6,570,000	89.3%	$89,611,000	$13.64	100.0%
Vacant space	N/A	790,000	10.7%
Total	725	7,360,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 30,000; annualized base rent of $315,000).

(b)	Comprised of tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Spaces ≥ 10,000 GLA	4,872,000	74.2%	$54,134,000	$11.11	60.4%
Spaces < 10,000 GLA	1,698,000	25.8%	35,477,000	20.89	39.6%
Total	6,570,000	100.0%	$89,611,000	$13.64	100.0%

19

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2022

Total Portfolio
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	47	139,000	2.1%	$18.73	2.9%
2022	51	182,000	2.8%	22.12	4.5%
2023	83	583,000	8.9%	14.65	9.5%
2024	111	828,000	12.6%	14.07	13.0%
2025	102	1,065,000	16.2%	12.37	14.7%
2026	77	586,000	8.9%	14.29	9.3%
2027	70	525,000	8.0%	13.38	7.8%
2028	35	418,000	6.4%	10.85	5.1%
2029	37	604,000	9.2%	12.90	8.7%
2030	33	436,000	6.6%	10.53	5.1%
2031	30	430,000	6.5%	17.12	8.2%
Thereafter	49	774,000	11.8%	12.84	11.1%
All tenants	725	6,570,000	100.0%	$13.64	100.0%
Spaces ≥ 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	1	21,000	0.4%	$5.52	0.2%
2022	3	65,000	1.3%	20.15	2.4%
2023	11	409,000	8.4%	11.73	8.9%
2024	20	605,000	12.4%	11.17	12.5%
2025	23	775,000	15.9%	9.71	13.9%
2026	14	391,000	8.0%	11.48	8.3%
2027	16	333,000	6.8%	11.22	6.9%
2028	13	350,000	7.2%	8.67	5.6%
2029	13	528,000	10.8%	12.03	11.7%
2030	10	365,000	7.5%	8.31	5.6%
2031	8	348,000	7.1%	14.59	9.4%
Thereafter	17	682,000	14.0%	11.52	14.5%
All tenants	149	4,872,000	100.0%	$11.11	100.0%
Spaces < 10,000 GLA
				Annualized	Percentage
	Number		Percentage	expiring	of annualized
Year of lease	of leases	GLA	of GLA	base rents	expiring
expiration	expiring	expiring	expiring	per sq. ft.	base rents
Month-To-Month	46	118,000	6.9%	$21.08	7.0%
2022	48	117,000	6.9%	23.21	7.6%
2023	72	174,000	10.2%	21.52	10.5%
2024	91	223,000	13.1%	21.91	13.8%
2025	79	290,000	17.1%	19.48	15.9%
2026	63	195,000	11.5%	19.91	10.9%
2027	54	192,000	11.3%	17.13	9.3%
2028	22	68,000	4.0%	22.10	4.2%
2029	24	76,000	4.5%	18.91	4.0%
2030	23	71,000	4.2%	21.90	4.4%
2031	22	82,000	4.8%	27.85	6.4%
Thereafter	32	92,000	5.4%	22.67	5.9%
All tenants	576	1,698,000	100.0%	$20.89	100.0%
20

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

					Cash	Tenant	Average
	Leases	Square	New Rent	Prior Rent	Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
1st Quarter 2022	34	217,800	$16.87	$13.70	23.1%	$34.67	6.3
4th Quarter 2021	50	308,300	$13.55	$14.20	-4.6%	$7.96	6.0
3rd Quarter 2021	29	216,800	$14.92	$12.19	22.4%	$43.36	8.6
2nd Quarter 2021	38	199,300	$13.72	$14.32	-4.2%	$10.82	6.4
Total	151	942,200	$14.67	$13.65	7.5%	$22.88	6.8

New Leases - Comparable
1st Quarter 2022	10	75,600	$21.34	$13.74	55.3%	$99.38	9.8
4th Quarter 2021	15	113,100	$12.28	$14.61	-15.9%	$19.61	7.8
3rd Quarter 2021	10	128,900	$12.41	$8.12	52.7%	$72.93	10.6
2nd Quarter 2021	15	46,100	$15.99	$19.66	-18.7%	$41.35	8.1
Total	50	363,700	$14.68	$12.77	14.9%	$57.84	9.3

Renewals - Comparable
1st Quarter 2022	24	142,200	$14.49	$13.68	5.9%	$0.29	4.5
4th Quarter 2021	35	195,200	$14.29	$13.96	2.3%	$1.21	4.9
3rd Quarter 2021	19	87,900	$18.61	$18.16	2.5%	$0.00	5.7
2nd Quarter 2021	23	153,200	$13.04	$12.71	2.6%	$1.63	5.9
Total	101	578,500	$14.66	$14.20	3.3%	$0.91	5.2

Total Comparable and Non-Comparable
1st Quarter 2022	36	221,200	$17.13	N/A	N/A	$37.38	6.4
4th Quarter 2021	54	316,800	$13.74	N/A	N/A	$9.76	6.0
3rd Quarter 2021	33	230,200	$15.72	N/A	N/A	$44.91	8.7
2nd Quarter 2021	40	209,100	$14.30	N/A	N/A	$15.02	6.2
Total	163	977,300	$15.09	N/A	N/A	$25.41	6.8

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

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CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-Property NOI")

Same-Property NOI (a)	Three months ended March 31,
	2022	2021
Base rents	$19,147,000	$19,293,000
Expense recoveries	6,929,000	6,581,000
Total revenues	26,076,000	25,874,000
Operating expenses	9,184,000	9,257,000
Same-Property NOI	$16,892,000	$16,617,000

Occupied	91.5%	89.4%
Leased	92.7%	90.1%
Average base rent	$13.58	$13.53
Number of same properties	45	45
Same-Property NOI growth	1.7%

Same-Property NOI Reconciliation (a)	Three months ended March 31,
	2022	2021
Operating income	$3,160,000	$5,959,000
Add (deduct):
General and administrative	2,972,000	4,528,000
Gain on sales	-	(1,047,000)
Transaction costs	3,735,000	-
Impairment charges	707,000	-
Depreciation and amortization	8,263,000	11,211,000
Straight-line rents	(101,000)	(131,000)
Amortization of intangible lease liabilities	(269,000)	(277,000)
Other adjustments	224,000	(22,000)
NOI related to properties not defined as same-property	(1,799,000)	(3,604,000)
Same-Property NOI	$16,892,000	$16,617,000

(a)

Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

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CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale

As of March 31, 2022

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	21.1%	$14.24
Riverview Plaza	Philadelphia, PA	108,902	97.4%	18.61
East River Park	Washington, D.C.	150,038	69.4%	18.80
Senator Square	Washington, D.C.	42,941	100.0%	24.23
		431,463	65.0%	$19.12

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CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment write-downs on real estate properties directly attributable to decrease in the value of depreciable real estate, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as non-capitalized acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit, management transition, and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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